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                                                                  EXHIBIT 10.68

                                  ZEFER Corp.

 First Amendment to Convertible Subordinated Promissory Note Due May 28, 2002


                                 June 22, 2000


                           -------------------------



     WHEREAS, ZEFER Corp., a Delaware corporation (the "Company") and Renaissance Worldwide, Inc., a Delaware corporation ("Renaissance") have entered into that certain Convertible Subordinated Promissory Note Due May 28, 2002 (the "Original Note"); and

     WHEREAS, the parties acknowledge and agree that the Original Note has been lost or destroyed, and pursuant to Section 5(c) of the Original Note, a replacement note of like tenor and unpaid principal amount was made by the Company and delivered to Renaissance (the "Replacement Note"); and

     WHEREAS, each of the Company and Renaissance desire to amend the Replacement Note as set forth herein;

     NOW THEREFORE, in consideration of the mutual covenants and premises set forth herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. The first sentence, fourth line of the Replacement Note is hereby amended by deleting the words "May, August, November and February" and inserting "August, November, February and May" in lieu thereof.

     2. The first sentence, fifth line is hereby amended by deleting the words "May 28, 2000" and inserting the words "August 28, 2000" in lieu thereof.

     3. The first sentence, tenth line is hereby amended by deleting the words "May 28, 2002" and inserting the words "August 28, 2002" in lieu thereof.

     4. Except as specifically amended hereby, all other provisions of the Note shall remain in full force and effect.

     5. Company agrees that it will make the payment of interest due under the Replacement Note on May 28, 2000 within one (1) business day of the date hereof. Subject to the receipt by Renaissance of such interest payment, Renaissance agrees that any payment defaults by the Company with respect to the Original Note arising prior to the date hereof are hereby waived, and acknowledges that upon receipt of such interest payment, the Company shall not be in default of any of the provisions of the Replacement Note.


     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                         ZEFER CORP.

                         By:    /s/ Sean W. Mullaney
                              --------------------------
                         Name:  Sean Mullaney
                         Title:  General Counsel


                         RENAISSANCE WORLDWIDE, INC.

                         By:  /s/ Joseph F. Pesce
                              -------------------
                         Name:  Joseph F. Pesce
                         Title:    Executive Vice President, CFO and Treasurer